UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2019

Item 1. Reports to Stockholders.

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

Annual Report
July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders (Unaudited)

Dear Shareholders,

Welcome to the first full-year annual report for the Change Finance U.S. Large Cap Fossil Fuel Free ETF (“CHGX” or the “Fund”). As always, thank you for your continued support. This report covers the period from August 1, 2018 through July 31, 2019 (the “current fiscal period”).

CHGX’s objective is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Index is composed of common stock of 100 U.S. large cap companies. The Index is constructed using Change Finance’s proprietary Enhanced ESG methodology which starts with composite environment, social, and governance (ESG) scores as a baseline, then uses more than 50 additional metrics to seek companies that we believe are best for people, planet, and profit. Once the Index has identified the companies we believe have the most positive impact, we build an equal weighted portfolio with sector weights similar to the S&P 500® Index.

CHGX outperformed its benchmark, the S&P 500® Index by nearly five percentage points for the current fiscal period, with CHGX market price rising 12.72% and net asset value (“NAV”) growing by 12.63%. The Index grew 13.26% in the current fiscal period while the benchmark S&P 500® Index grew only 7.99%. Shares outstanding of the Fund doubled to 400,000.

During the current fiscal period, the largest positive contributor to return was Starbucks Corporation (SBUX US), adding 0.71% to the return of the Fund, gaining 84.79% with an average weighting of 1.08%. The second largest contributor to return was Workday, Inc. (WDAY US), adding 0.54% to the return of the Fund, gaining 61.25% with an average weighting of 1.01%. The third largest contributor to return was ServiceNow, Inc. (NOW US), adding 0.51% to the return of the Fund, gaining 52.43% with an average weighting of 0.68%.

During the current fiscal period, the largest negative contributor to return was PVH Corporation (PVH US), detracting 0.46% from the return of the Fund, declining 42.01% with an average weighting of 0.95%. The security contributing second-most negatively was Gap, Inc. (GPS US), detracting 0.37% from the return of the Fund, and declining 32.65% with an average weighting of 0.95%. The third largest negative contributor to return was State Street Corporation (STT US), detracting 0.35% from the return of the Fund, and declining 32.32% with an average weight of 0.92%.

Our Enhanced ESG methodology delivers not only enhanced impact, but also seeks to hedge against such 21st century risks as stranded assets, litigation risk, and social license risk. Our absolute commitment to a fossil fuel free portfolio, in particular, is designed to hedge against what we see as a significant long-term stranded asset risk.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders (Unaudited) (Continued)

Carbon Tracker, a leading financial think tank focused on the energy transition, released its September 2018 report, “2020 Vision: why you should see the fossil fuel peak coming,”1 warning that fossil fuel demand will peak just four years from now, in 2023. Incumbency, the report says, will be no protection: “demand for incumbents peaks early, and investors in incumbents lose money early.”

Another Carbon Tracker report from November of 20182 found that with the rapidly declining price for renewables, 35% of coal plants cost so much to operate that building new renewable generation capacity would be cheaper than continuing their operation. Given that 42% of coal plants globally already operate at a loss, they predict that number to increase to 96% by 2030.

Not only is demand for fossil fuels for electricity generation likely to weaken rapidly as new, cheaper renewable capacity comes online, demand for fossil fuels in the transportation sector is likely to decline as well. Globally, 2017 saw a 53% increase in sales of electric vehicles (“EV”) versus 2016.3  More than a dozen countries, including four of the five largest automobile markets in the world have announced some kind of ban on fossil-fuel driven vehicles.4  Bloomberg New Energy Finance predicts that by 2024 electric vehicles will be cost-competitive5 with gasoline vehicles even without subsidies or incentives.

Automobile sales are already falling: even with the U.S. tax cuts, sales slumped.6  The news was worse elsewhere: car sales were down 33% in Sweden in the four months following the mid-2018 implementation of a new higher registration tax for gas and diesel vehicles7, and down 7% in the UK8, and 5.8% in China for all of 20189. Representing a quarter of all car sales in the world, China is a sign of things to come. Electric car sales are  up dramatically in most markets10, increasing 81% in the US11, and this trend is especially strong in China12, where vehicles with combustion engines may take a year to get registered, but EV’s can be registered immediately.

Whether we assess from a purely values-driven, environmental impact lens or from an economic standpoint, we reach only one conclusion: fossil fuels belong in the ground. With this in mind, investors would be well advised to heed the warning of Bevis Longstreth, former SEC commissioner: “It is entirely plausible, even predictable, that continuing to hold equities in fossil fuel companies will be ruled negligence.”13

We remain focused on bringing you products that allow you to make the impact you care about, whether your focus is abating climate change, avoiding risk or just seeking better returns.

Gratefully,

The Change Finance Team

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders (Unaudited) (Continued)

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (“NAV”). Shares of an ETF are bought and sold at market prices (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (“REITs”) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Change Finance, PBC is the adviser to the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

_________________
[1]	https://www.carbontracker.org/reports/2020-vision-why-you-should-see-the-fossil-fuel-peak-coming/
[2]	https://www.carbontracker.org/42-of-global-coal-power-plants-run-at-a-loss-finds-world-first-study/
[3]	https://www.forbes.com/sites/energyinnovation/2018/05/30/chinas-all-in-on-electric-vehicles-heres-how-that-will-accelerate-sales-in-other-nations/#13eb7275e5c1
[4]	https://en.wikipedia.org/wiki/Phase-out_of_fossil_fuel_vehicles
[5]	https://about.bnef.com/electric-vehicle-outlook/
[6]	https://news.yahoo.com/us-car-sales-falter-2018-consumers-abandon-small-164509941.html
[7]	https://seekingalpha.com/article/4224235-swedens-33-percent-drop-car-sales-foretells-coming-crash-u-s-car-market
[8]	https://www.thisismoney.co.uk/money/cars/article-6564055/UK-new-car-sales-record-biggest-fall-financial-crisis.html
[9]	https://cleantechnica.com/2019/01/10/new-car-sales-in-china-fell-5-8-in-2018/
[10]	https://www.treehugger.com/cars/electric-car-sales-37-europe-77-china.html

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders (Unaudited) (Continued)

[11]	https://www.spglobal.com/platts/en/market-insights/latest-news/electric-power/011019-us-plug-in-electric-car-sales-surge-by-81-to-360000-in-2018
[12]	https://www.pv-magazine.com/2018/12/06/new-plans-by-vw-tesla-and-byd-support-predictions-that-ev-sales-are-set-to-skyrocket/
[13]	https://www.huffpost.com/entry/the-financial-case-for-di_b_4203910?guccounter=1

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Performance Summary
(Unaudited)

Growth of $10,000

		Since
		Inception
Average Annualized Returns	1 Year	(10/9/2017)
Change Finance U.S. Large Cap
Fossil Fuel Free ETF – NAV	12.63%	12.32%
Change Finance U.S. Large Cap
Fossil Fuel Free ETF – Market	12.72%	12.40%
Change Finance Diversified Impact
U.S. Large Cap Fossil Fuel Free Index	13.26%	13.01%
S&P 500® Index	7.99%	11.28%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 9, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of July 31, 2019 (Unaudited)

Percentage of
Sector	Net Assets
Information Technology♦	33.9%
Financials	19.0
Health Care	17.5
Consumer Discretionary	10.4
Industrials	8.1
Real Estate	3.8
Consumer Staples	3.2
Communication Services	3.0
Materials	1.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

♦
To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2019

Shares	Security Description	Value

	COMMON STOCKS – 99.9%

	Communication Services – 3.0%
7,777	CenturyLink, Inc.	$94,024
450	Facebook, Inc. – Class A (a)	87,404
1,469	Verizon Communications, Inc.	81,192
		262,620

	Consumer Discretionary – 10.4%
2,296	eBay, Inc.	94,572
4,273	Gap, Inc.	83,324
5,467	Hanesbrands, Inc.	87,964
865	Hasbro, Inc.	104,803
3,620	L Brands, Inc.	93,939
937	PVH Corporation	83,318
1,884	Service Corporation International	86,928
1,083	Starbucks Corporation	102,549
2,296	Toll Brothers, Inc.	82,587
975	V.F. Corporation	85,205
		905,189

	Consumer Staples – 3.2%
2,273	Campbell Soup Company	93,966
512	Estée Lauder Companies, Inc. – Class A	94,305
801	Procter & Gamble Company	94,550
		282,821

	Financials – 19.0%
696	American Express Company	86,562
1,563	American International Group, Inc.	87,512
587	Ameriprise Financial, Inc.	85,414
458	Aon plc	86,677
3,102	Bank of America Corporation	95,170
1,870	Bank of New York Mellon Corporation	87,740
193	BlackRock, Inc.	90,262
547	Chubb, Ltd.	83,603
971	Intercontinental Exchange, Inc.	85,312
835	Marsh & McLennan Companies, Inc.	82,498
437	Moody’s Corporation	93,667
1,962	Morgan Stanley	87,427
363	MSCI, Inc.	82,488
648	PNC Financial Services Group, Inc.	92,599

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2019 (Continued

Shares	Security Description	Value

	COMMON STOCKS – 99.9% (Continued)

	Financials – 19.0% (Continued)
894	Prudential Financial, Inc.	$90,572
374	S&P Global, Inc.	91,611
1,445	State Street Corporation	83,940
790	T. Rowe Price Group, Inc.	89,578
549	Travelers Companies, Inc.	80,494
		1,663,126

	Health Care – 17.5%
1,083	Abbott Laboratories	94,329
288	Anthem, Inc.	84,848
1,123	Baxter International, Inc.	94,298
343	Becton Dickinson and Company	86,710
376	Biogen, Inc. (a)	89,421
1,760	Bristol-Myers Squibb Company	78,162
851	Celgene Corporation (a)	78,173
557	Cigna Corporation	94,645
1,525	CVS Health Corporation	85,202
469	Edwards Lifesciences Corporation (a)	99,828
689	Eli Lilly & Company	75,067
609	Johnson & Johnson	79,304
863	Medtronic plc	87,974
1,008	Merck & Company, Inc.	83,654
1,922	Pfizer, Inc.	74,650
269	Regeneron Pharmaceuticals, Inc. (a)	81,980
299	Thermo Fisher Scientific, Inc.	83,026
330	UnitedHealth Group, Inc.	82,173
		1,533,444

	Industrials – 8.1%
893	Dover Corporation	86,487
1,438	IHS Markit, Ltd. (a)	92,636
698	Ingersoll-Rand plc	86,315
2,072	Johnson Controls International plc	87,936
525	Parker-Hannifin Corporation	91,917
2,125	Rollins, Inc.	71,251
1,257	TransUnion	104,067
1,113	Xylem, Inc.	89,363
		709,972

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2019 (Continued)

Shares	Security Description	Value

	COMMON STOCKS – 99.9% (Continued)

	Information Technology – 33.9%♦
295	Adobe, Inc. (a)	$88,164
1,095	Akamai Technologies, Inc. (a)	96,502
471	Apple, Inc.	100,342
2,128	Applied Materials, Inc.	105,059
333	Arista Networks, Inc. (a)	91,059
496	Autodesk, Inc. (a)	77,460
499	Automatic Data Processing, Inc.	83,094
1,535	Cisco Systems, Inc.	85,039
848	Citrix Systems, Inc.	79,916
1,298	Cognizant Technology
	Solutions Corporation – Class A	84,552
960	Fiserv, Inc. (a)	101,213
5,817	Hewlett Packard Enterprise Company	83,590
4,417	HP, Inc.	92,934
649	International Business Machines Corporation	96,208
327	Intuit, Inc.	90,680
318	Mastercard, Inc. – Class A	86,582
646	Microsoft Corporation	88,030
1,349	NetApp, Inc.	78,903
608	NVIDIA Corporation	102,582
728	Okta, Inc. (a)	95,244
1,631	Oracle Corporation	91,825
728	PayPal Holdings, Inc. (a)	80,371
528	salesforce.com, Inc. (a)	81,576
1,972	Seagate Technology plc	91,323
305	ServiceNow, Inc. (a)	84,604
4,404	Symantec Corporation	94,950
708	Synopsys, Inc. (a)	93,994
647	Total System Services, Inc.	87,811
615	Twilio, Inc. – Class A (a)	85,553
495	Visa, Inc. – Class A	88,110
451	VMware, Inc. – Class A	78,695
2,207	Western Digital Corporation	118,935
392	Workday, Inc. – Class A (a)	78,392
		2,963,292

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2019 (Continued)

Shares	Security Description	Value

	COMMON STOCKS – 99.9% (Continued)

	Materials – 1.0%
434	Ecolab, Inc.	$87,551

	Real Estate – 3.8%
165	Equinix, Inc.	82,846
1,120	Prologis, Inc.	90,283
493	Simon Property Group, Inc.	79,965
983	Welltower, Inc.	81,707
		334,801
	TOTAL COMMON STOCKS
	(Cost $8,036,741)	8,742,816
	TOTAL INVESTMENTS – 99.9%
	(Cost $8,036,741)	8,742,816
	Other Assets in Excess of Liabilities – 0.1%	7,279
	NET ASSETS – 100.0%	$8,750,095

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
♦
To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
July 31, 2019

ASSETS
Investments in securities, at value (Cost $8,036,741)	$8,742,816
Receivable for securities sold	88,680
Cash	17,450
Dividends receivable	6,711
Total assets	8,855,657

LIABILITIES
Payable for securities purchased	102,279
Management fees payable	3,283
Total liabilities	105,562

NET ASSETS	$8,750,095

Net Assets Consist of:
Paid-in capital	$8,091,383
Total distributable earnings (accumulated deficit)	658,712
Net assets	$8,750,095

Net Asset Value:
Net assets	$8,750,095
Shares outstanding^	400,000
Net asset value, offering and redemption price per share	$21.88

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Year Ended July 31, 2019

INCOME
Dividends	$105,197
Total investment income	105,197

EXPENSES
Management fees	26,145
Total expenses	26,145
Net investment income (loss)	79,052

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	107,530
Change in unrealized appreciation (depreciation)
on investments	587,025
Net realized and unrealized
gain (loss) on investments	694,555
Net increase (decrease) in net
assets resulting from operations	$773,607

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Year Ended	Period Ended
	July 31, 2019	July 31, 2018(1)
OPERATIONS
Net investment income (loss)	$79,052	$31,988
Net realized gain (loss)
on investments	107,530	121,467
Change in unrealized appreciation
(depreciation) of investments	587,025	119,050
Net increase (decrease) in net
assets resulting from operations	773,607	272,505

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(53,361)	(8,336	)(2)
Total distributions to shareholders	(53,361)	(8,336)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,147,505	5,619,740
Payments for shares redeemed	(1,049,225)	(1,952,340)
Net increase (decrease) in net
assets derived from capital share
transactions (a)	4,098,280	3,667,400
Net increase (decrease)
in net assets	$4,818,526	$3,931,569

NET ASSETS
Beginning of year/period	$3,931,569	$—
End of year/period	$8,750,095	$3,931,569	(3)

(a)	A summary of capital shares transactions is as follows:

	Year Ended	Period Ended
	July 31, 2019	July 31, 2018(1)
	Shares	Shares
Subscriptions	250,000	300,000
Redemptions	(50,000)	(100,000)
Net increase (decrease)	200,000	200,000

(1)	Fund commenced operations on October 9, 2017. The information presented is for the period from October 9, 2017 to July 31, 2018.
(2)	Distribution was derived entirely from net investment income for the Fund.
(3)	Includes undistributed net investment income of $23,652.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	July 31, 2019	July 31, 2018(1)
Net asset value,
beginning of year/period	$19.66	$18.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.30	0.17
Net realized and unrealized
gain (loss) on investments	2.13	1.55
Total from investment operations	2.43	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.21)	(0.06)
Total distributions	(0.21)	(0.06)
Net asset value, end of year/period	$21.88	$19.66

Total return	12.63%	9.53	%(3)

SUPPLEMENTAL DATA:
Net assets at end
of year/period (000’s)	$8,750	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49%	0.64	%(4)(5)
Net investment income (loss)
to average net assets	1.48%	1.14	%(4)
Portfolio turnover rate(6)	46%	70	%(3)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$8,742,816	$—	$—	$8,742,816
Total Investments
in Securities	$8,742,816	$—	$—	$8,742,816

^ See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.
Federal Income Taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

H.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and  primarily relate to redemptions in-kind. For the year ended July 31, 2019, the following table shows the reclassifications made:

Distributable Earnings	Paid-In
(Accumulated Deficit)	Capital
$(141,405)	$141,405

During the current fiscal period, the Fund realized $141,405 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.
New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $2,564,225 and $2,499,198, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

During the current fiscal period, in-kind transactions associated with creations and redemptions were $5,136,351 and $1,047,282, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2019 were as follows:

Tax cost of investments	$8,107,626
Gross tax unrealized appreciation	$964,716
Gross tax unrealized depreciation	(329,526)
Total unrealized appreciation (depreciation)	635,190
Undistributed ordinary income	49,343
Undistributed long-term capital gains	—
Accumulated gain (loss)	49,343
Other accumulated gain (loss)	(25,821)
Distributable earnings (accumulated deficit)	$658,712

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2019, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2019, the Fund had a short-term capital loss carryforward of $25,821. This amount does not have an expiration date.  During the year ended July 31, 2019, the Fund utilized $7,873 of its capital loss carryforward.

The tax character of distributions paid by the Fund during the periods ended July 31, 2019 and July 31, 2018, was as follows:

	Year Ended	Period Ended
	July 31, 2019	July 31, 2018
Ordinary Income	$53,361	$8,336

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2019 (Continued)

“Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

ESG Investment Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Change Finance U.S. Large Cap Fossil Fuel Free ETF and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”), a series of ETF Series Solutions, as of July 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 27, 2019

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Other
				Number of	Director-
		Term of		Portfolios	ships
		Office and	Principal	in Fund	Held by
Name	Position	Length of	Occupation(s)	Complex	Trustee
and Year	Held with	Time	During Past	Overseen	During Past
of Birth	the Trust	Served	5 Years	by Trustee	5 Years
Independent Trustees

Leonard M.	Lead	Indefinite	Retired; formerly	50	Independent
Rush, CPA	Independent	term;	Chief Financial		Trustee,
Born: 1946	Trustee	since 2012	Officer, Robert W.		Managed
	and Audit		Baird & Co.		Portfolio Series
	Committee		Incorporated		(38 portfolios)
	Chairman		(wealth management		(since 2011).
firm) (2000–2011).

David A.	Trustee	Indefinite	Co-Founder,	50	Independent
Massart		term;	President, and		Trustee,
Born: 1967		since 2012	Chief Investment		Managed
			Strategist, Next		Portfolio Series
			Generation Wealth		(38 portfolios)
			Management, Inc.		(since 2011).
(since 2005).

Janet D. Olsen	Trustee	Indefinite	Retired; formerly	50	Independent
Born: 1956		term;	Managing Director		Trustee,
		since 2018	and General Counsel,		PPM Funds
			Artisan Partners		(9 portfolios)
			Limited Partnership		(since 2018).
(investment adviser)
(2000–2013);
Executive Vice
President and General
Counsel, Artisan
Partners Asset
Management Inc.
(2012–2013);
Vice President and
General Counsel,
Artisan Funds, Inc.
(investment company)
(2001–2012).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Other
				Number of	Director-
		Term of		Portfolios	ships
		Office and	Principal	in Fund	Held by
Name	Position	Length of	Occupation(s)	Complex	Trustee
and Year	Held with	Time	During Past	Overseen	During Past
of Birth	the Trust	Served	5 Years	by Trustee	5 Years
Interested Trustee

Michael A.	Trustee	Indefinite	Senior Vice	50	None
Castino	and	term;	President, U.S.
Born: 1967	Chairman	Trustee	Bancorp Fund
		since 2014;	Services, LLC
		Chairman	(since 2013);
		since 2013	Managing Director
of Index Services,
Zacks Investment
Management
(2011–2013).

The officers of the Trust conduct and supervise its daily business.  The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time	Principal Occupation(s)
of Birth	the Trust	Served	During Past 5 Years

Principal Officers of the Trust
Kristina R. Nelson	President	Indefinite	Vice President, U.S. Bancorp Fund
Born: 1982		term;	Services, LLC (since 2014); Assistant Vice
		since 2019	President, U.S. Bancorp Fund Services,
LLC (2013–2014).

Michael D.	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
Barolsky	President	term;	Services, LLC (since 2019); Vice President,
Born: 1981	and	since 2014	U.S. Bancorp Fund Services, LLC
	Secretary	(other roles	(2012-2019); Associate, Thompson Hine
		since 2013)	LLP (law firm) (2008–2012).

James R. Butz	Chief	Indefinite	Senior Vice President, U.S. Bancorp Fund
Born: 1982	Compliance	term;	Services, LLC (since 2015); Vice President,
	Officer	since 2015	U.S. Bancorp Fund Services, LLC
(2014–2015); Assistant Vice President,
U.S. Bancorp Fund Services, LLC
(2011–2014).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time	Principal Occupation(s)
of Birth	the Trust	Served	During Past 5 Years

Kristen M.	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund
Weitzel, CPA		term;	Services, LLC (since 2015); Assistant
Born: 1977		since 2014	Vice President, U.S. Bancorp Fund
		(other roles	Services, LLC (2011–2015); Manager,
		since 2013)	PricewaterhouseCoopers LLP
(accounting firm) (2005–2011).

Brett M.	Assistant	Indefinite	Vice President, U.S. Bancorp Fund
Wickmann	Treasurer	term;	Services, LLC (since 2017); Assistant
Born: 1982		since 2017	Vice President, U.S. Bancorp Fund
Services, LLC (2012–2017).

Elizabeth A.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
Winske	Treasurer	term;	Fund Services, LLC (since 2016); Officer,
Born: 1983		since 2017	U.S. Bancorp Fund Services, LLC
(2012–2016).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800)-617-0004, or accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2019 (Unaudited) (Continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	February 1, 2019	July 31, 2019	the Period(1)
Actual	$1,000.00	$1,130.80	$2.59
Hypothetical (5% annual	$1,000.00	$1,022.36	$2.46
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.49%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 10-11, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the following agreements (collectively, the “Agreements”):

•
the Investment Advisory Agreement (the “Advisory Agreement”) between Change Finance, PBC (“Change Finance” or the “Adviser”) and the Trust on behalf of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund” or “CHGX”); and

•	the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser, the Trust, on behalf of the Fund, and Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from Change Finance and VIA regarding, among other things: (i) the nature, extent, and quality of the services provided by each firm; (ii) the historical performance of the Fund; (iii) the cost and profits realized from providing such services, including any fall-out benefits enjoyed by each firm or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Prior to the Meeting, representatives from Change Finance and VIA, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate each firm’s fees and other aspects of the Agreements. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Continuation of the Advisory Agreement

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to CHGX. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

the Trust’s Chief Compliance Officer. The Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions that included, among other things, information about the background and experience of the firm’s key compliance personnel, the services provided by the Adviser, and the ownership structure of the firm.

The Board also considered other services provided to CHGX, such as monitoring adherence to CHGX’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various CHGX policies and procedures and with applicable securities regulations, and monitoring the extent to which CHGX achieved its investment objective as a passively-managed fund. The Board noted that the Adviser was the index provider for CHGX. The Board considered that, because the Adviser is the index provider, the Adviser may have certain conflicts of interest with respect to its management of the index, but noted that the Adviser had adopted policies and procedures to mitigate such conflicts and had retained a sub-adviser, Vident Investment Advisory LLC, to manage CHGX’s portfolio on a day-to-day basis.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance as of March 31, 2019 and June 30, 2019. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that, for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, CHGX had slightly underperformed its underlying index before fees and expenses.

The Board further noted that the Fund’s index is designed to capture the returns of the S&P 500, while being fossil fuel free and high-impact on environmental, social, and governance (“ESG”) related matters. The Board noted that, for the one-year period ended June 30, 2019, the Fund had outperformed the S&P 500, while receiving a top 1% or 2% Sustainability Score from Morningstar and a 100% fossil fuel free rating according to FossilFreeFunds.org.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for CHGX and compared it to the universe of US Large Blend ETFs as reported by Morningstar (the “Category Peer Group”). The Board noted that the expense ratio for CHGX was within the range of expenses incurred by ETFs in the Category Peer Group but was significantly higher than the median of its Category Peer Group. The Board further noted that the Category Peer Group mostly consisted of low-cost, single-factor, market capitalization-weighted index funds that were

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

significantly larger than CHGX. The Board further considered a list of other ESG and fossil fuel free funds identified by the Adviser as competitors and noted that the Fund was at the top of the range of expense ratios for funds in such peer group, but noted that the list of such competitors mostly consisted of low-cost index funds that were significantly larger than CHGX, which may not allow for an apt comparison.

The Board took into consideration that the advisory fee for CHGX was a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying CHGX’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with CHGX, taking into account analyses of the Adviser’s profitability with respect to the Fund. The Board determined that the Adviser is likely to realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the fund’s unitary fee, such economies of scale are currently shared with fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Continuation of the Sub-Advisory Agreement

Nature, Extent, and Quality of Services Provided. The Board noted the responsibilities that VIA would continue to have as CHGX’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

CHGX’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to CHGX.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance infrastructure and the prior determination of the Trust’s Chief Compliance Officer that the Sub-Adviser has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the Sub-Adviser’s registration form (“Form ADV”), as well as the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of CHGX. The Board also considered CHGX’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it would be providing sub-advisory services.

After discussion, the Independent Trustees concluded that the Sub-Adviser has the appropriate personnel and compliance policies and procedures to perform its duties and that the nature, overall quality, cost, and extent of such services was satisfactory.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance as of March 31, 2019 and June 30, 2019. Because the Fund is designed to track the performance of an index that is not affiliated with VIA, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that, for the one-year and since inception periods ended March 31, 2019 and June 30, 2019, CHGX had slightly underperformed its underlying index before fees and expenses.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to VIA for its services to CHGX under the Sub-Advisory Agreement. The Board considered that the fees e paid to VIA were paid by the Adviser from the fee the Adviser receives from CHGX and noted that the asset-based fees payable to VIA under the Sub-Advisory Agreement were comparable to the fees charged by VIA for providing similar services to other ETFs. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid by CHGX to the Adviser given the work performed by each firm. The Board concluded that the sub-advisory fees were reasonable.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

The Board also evaluated the compensation and benefits received by VIA and its affiliates from VIA’s relationship with CHGX, taking into account an analysis of VIA’s profitability from servicing CHGX.

The Board recognized that the Sub-Adviser is likely to realize economies of scale in managing CHGX as assets grow in size and noted that the fee schedule includes breakpoints as assets grow in size. The Board further noted that because CHGX pays the Adviser a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than CHGX’s shareholders. Consequently, the Board determined that it would monitor fees as CHGX’s assets grow to determine whether economies of scale were being effectively shared with CHGX and its respective shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2019, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2019 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI.  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution Of Premiums And Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.changefinanceetf.com.

(This Page Intentionally Left Blank.)

Adviser and Index Provider
Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser
Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

 Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2019	FYE 7/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2019	FYE 7/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2019	FYE 7/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title)        /s/ Kristina R. Nelson
      Kristina R. Nelson, President (principal executive officer)

Date     October 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Kristina R. Nelson
      Kristina R. Nelson, President (principal executive officer)

Date     October 2, 2019

By (Signature and Title)*      /s/ Kristen M. Weitzel
      Kristen M. Weitzel, Treasurer (principal financial officer)

Date     October 2, 2019

* Print the name and title of each signing officer under his or her signature.